                                                                EXHIBIT 99(m)(2)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $60,881
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $49,439.56
+ Annual Premium*                    $15,000.00
- Premium Expense Charge**           $ 1,425.00
- Monthly Deduction***               $   920.84
- Mortality & Expense Charge****     $   562.63
+ Hypothetical Rate of Return*****     ($650.15)
                                     ----------
=                                    $   60,881 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 9.50% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 46.69
2       $ 46.70
3       $ 46.71
4       $ 46.71
5       $ 46.72
6       $ 46.73
7       $ 46.74
8       $ 46.75
9       $ 46.76
10      $ 46.77
11      $ 46.78
12      $ 46.79
        -------
Total   $560.84

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        ($55.04)
2        ($54.88)
3        ($54.72)
4        ($54.57)
5        ($54.41)
6        ($54.26)
7        ($54.10)
8        ($53.94)
9        ($53.79)
10       ($53.63)
11       ($53.48)
12       ($53.33)
        --------
Total   ($650.15)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $60,880.94
- Year 5 Surrender Charge       $ 4,000.00
                                ----------
=                               $   56,881 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $73,033
                     = $1,000,000

Policy Value at the end of year 4    $57,506.93
+ Annual Premium*                    $15,000.00
- Premium Expense Charge**           $ 1,425.00
- Monthly Deduction***               $   914.88
- Mortality & Expense Charge****     $   635.30
+ Hypothetical Rate of Return*****   $ 3,501.23
                                     ----------
=                                    $   73,033 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 9.50% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 46.28
2       $ 46.28
3       $ 46.27
4       $ 46.26
5       $ 46.25
6       $ 46.24
7       $ 46.24
8       $ 46.23
9       $ 46.22
10      $ 46.21
11      $ 46.20
12      $ 46.19
        -------
Total   $554.88

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  288.17
2       $  288.81
3       $  289.46
4       $  290.12

5       $  290.77
6       $  291.43
7       $  292.09
8       $  292.75
9       $  293.41
10      $  294.07
11      $  294.74
12      $  295.41
        ---------
Total   $3,501.23

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $73,032.98
- Year 5 Surrender Charge       $ 4,000.00
                                ----------
=                               $   69,033 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $87,271
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $66,588.17
+ Annual Premium*                    $15,000.00
- Premium Expense Charge**           $ 1,425.00
- Monthly Deduction***               $   908.04
- Mortality & Expense Charge****     $   717.10
+ Hypothetical Rate of Return*****   $ 8,732.73
                                     ----------
=                                    $   87,271 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 9.50% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 45.83
2       $ 45.80
3       $ 45.77
4       $ 45.74
5       $ 45.72
6       $ 45.69
7       $ 45.66
8       $ 45.63
9       $ 45.60
10      $ 45.57
11      $ 45.54
12      $ 45.51
        -------
Total   $548.04

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  699.76
2       $  704.71
3       $  709.70
4       $  714.73
5       $  719.80
6       $  724.91
7       $  730.06
8       $  735.26
9       $  740.49
10      $  745.77
11      $  751.09
12      $  756.46
        ---------
Total   $8,732.73

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $87,270.75
- Year 5 Surrender Charge       $ 4,000.00
                                ----------
=                               $   83,271 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $60,881
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $49,439.56
+ Annual Premium*                    $15,000.00
- Premium Expense Charge**           $ 1,425.00
- Monthly Deduction***               $   920.84
- Mortality & Expense Charge****     $   562.63
+ Hypothetical Rate of Return*****     ($650.15)
                                     ----------
=                                    $   60,881 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 9.50% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 46.69
2       $ 46.70
3       $ 46.71
4       $ 46.71
5       $ 46.72
6       $ 46.73
7       $ 46.74
8       $ 46.75

9       $ 46.76
10      $ 46.77
11      $ 46.78
12      $ 46.79
        -------
Total   $560.84

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        ($55.04)
2        ($54.88)
3        ($54.72)
4        ($54.57)
5        ($54.41)
6        ($54.26)
7        ($54.10)
8        ($53.94)
9        ($53.79)
10       ($53.63)
11       ($53.48)
12       ($53.33)
        --------
Total   ($650.15)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $60,880.94
- Year 5 Surrender Charge       $ 4,000.00
                                ----------
=                               $   56,881 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $73,033
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $57,506.93
+ Annual Premium*                    $15,000.00
- Premium Expense Charge**           $ 1,425.00
- Monthly Deduction***               $   914.88
- Mortality & Expense Charge****     $   635.30
+ Hypothetical Rate of Return*****   $ 3,501.23
                                     ----------
=                                    $   73,033 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 9.50% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 46.28
2       $ 46.28
3       $ 46.27
4       $ 46.26
5       $ 46.25
6       $ 46.24
7       $ 46.24
8       $ 46.23
9       $ 46.22
10      $ 46.21
11      $ 46.20
12      $ 46.19
        -------
Total   $554.88

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  288.17
2       $  288.81
3       $  289.46
4       $  290.12
5       $  290.77
6       $  291.43
7       $  292.09
8       $  292.75
9       $  293.41
10      $  294.07
11      $  294.74
12      $  295.41
        ---------
Total   $3,501.23

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $73,032.98
- Year 5 Surrender Charge       $ 4,000.00
                                ----------
=                               $   69,033 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $87,271
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $66,588.17
+ Annual Premium*                    $15,000.00
- Premium Expense Charge**           $ 1,425.00
- Monthly Deduction***               $   908.04
- Mortality & Expense Charge****     $   717.10
+ Hypothetical Rate of Return*****   $ 8,732.73
                                     ----------
=                                    $   87,271 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 9.50% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 45.83
2       $ 45.80
3       $ 45.77
4       $ 45.74
5       $ 45.72
6       $ 45.69
7       $ 45.66
8       $ 45.63
9       $ 45.60
10      $ 45.57
11      $ 45.54
12      $ 45.51
        -------
Total   $548.04

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  699.76
2       $  704.71
3       $  709.70
4       $  714.73
5       $  719.80
6       $  724.91
7       $  730.06
8       $  735.26
9       $  740.49
10      $  745.77
11      $  751.09

  12    $  756.46
        ---------
Total   $8,732.73

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $87,270.75
- Year 5 Surrender Charge       $ 4,000.00
                                ----------
=                               $   83,271 (rounded to the nearest dollar)